UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 13, 2019

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2015A 6.25% Junior Subordinated Notes due 2075	SOJA	New York Stock Exchange
The Southern Company	Series 2016A 5.25% Junior Subordinated Notes due 2076	SOJB	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.

On August 13, 2019, The Southern Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters named in Schedule I thereto (the “Underwriters”), for whom Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC are acting as representatives, covering the issuance and sale of 30,000,000 equity units, initially in the form of corporate units (the “Corporate Units”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option to purchase up to an additional 4,500,000 Corporate Units to cover over-allotments. On August 16, 2019, the Company completed its offering of the 34,500,000 Corporate Units, including the exercise in full of the Underwriters’ over-allotment option.
Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract (each, a “stock purchase contract”) which will obligate the holder to purchase from the Company, no later than August 1, 2022, a certain number of shares of the Company’s common stock, $5 par value (the “Common Stock”), for $50 in cash; (ii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2019A Remarketable Junior Subordinated Notes due 2024 (the “Series 2019A RSNs”); and (iii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2019B Remarketable Junior Subordinated Notes due 2027 (the “Series 2019B RSNs” and, together with the Series 2019A RSNs, the “RSNs”). Total annual distributions on the Corporate Units will be at the rate of 6.75% of the stated amount, consisting of quarterly contract adjustment payments under the stock purchase contracts in the amount of 4.05% per year and interest on the RSNs in the amount of 2.70% per year.
The RSNs were issued pursuant to the Subordinated Note Indenture, dated as of October 1, 2015 (the “Subordinated Note Indenture”), between the Company and Wells Fargo Bank, National Association,

as trustee, as supplemented, including by a Sixth Supplemental Indenture and a Seventh Supplemental Indenture, each dated as of August 16, 2019.
The stock purchase contracts were issued pursuant to a Purchase Contract and Pledge Agreement dated as of August 16, 2019 (the “Purchase Contract and Pledge Agreement”), between the Company and U.S. Bank National Association, in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary.
Under the terms of the Purchase Contract and Pledge Agreement, the RSNs are pledged as collateral to secure the obligations of the holders of the Corporate Units to purchase the shares of Common Stock under the stock purchase contracts that form a part of the Corporate Units. Each of the RSNs will be remarketed, subject to certain terms and conditions, prior to the applicable stock purchase contract settlement date pursuant to the terms of the Purchase Contact and Pledge Agreement and a remarketing agreement to be entered into among the Company, U.S. Bank National Association and a remarketing agent.
The Corporate Units were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-223128) of the Company.
The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement which is attached hereto as Exhibit 1.6, the Subordinated Note Indenture previously filed with the Securities and Exchange Commission, the Sixth Supplemental Indenture, which is attached hereto as Exhibit 4.4(a), the Seventh Supplemental Indenture, which is attached hereto as Exhibit 4.4(b), the form of Series 2019A RSN, which is included in Exhibit 4.4(a) hereto, the form of Series 2019B RSN, which is included in Exhibit 4.4(b) hereto, the Purchase Contract and Pledge Agreement, which is attached hereto as Exhibit 4.9, the form of the Remarketing Agreement, which is included in Exhibit 4.9 hereto, the form of Corporate Unit, which is attached hereto as Exhibit 4.10(a), and the form of Treasury Unit, which is attached hereto as Exhibit 4.10(b).

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

1.6	Underwriting Agreement, dated August 13, 2019, among the Company and the Underwriters named in Schedule I thereto.

4.4(a)	Sixth Supplemental Indenture to the Subordinated Note Indenture, dated as of August 16, 2019, providing for the issuance of the Series 2019A RSNs.

4.4(b)	Seventh Supplemental Indenture to the Subordinated Note Indenture, dated as of August 16, 2019, providing for the issuance of the Series 2019B RSNs.

4.8(a)	Form of Series 2019A Remarketable Junior Subordinated Note due 2024 of the Company (included in Exhibit 4.4(a) above).

4.8(b)	Form of Series 2019B Remarketable Junior Subordinated Note due 2027 of the Company (included in Exhibit 4.4(b) above).

4.9
Purchase Contract and Pledge Agreement, dated as of August 16, 2019, between the Company and U.S. Bank National Association, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.10(a)	Form of Corporate Unit Certificate (included in Exhibit 4.9 above).

4.10(b)	Form of Treasury Unit Certificate (included in Exhibit 4.9 above).

4.11	Form of Remarketing Agreement (included in Exhibit 4.9 above).

5.1	Opinion of Troutman Sanders LLP relating to the Corporate Units.

8.1	Tax Opinion of Troutman Sanders LLP relating to the Corporate Units.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1 above).

23.2	Consent of Troutman Sanders LLP (included in Exhibit 8.1 above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2019	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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